John Hancock Government Income Fund (the fund)
Supplement dated 4—1—12 to the current Class A, Class B and Class C shares Prospectus

In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 14 to 16 of the prospectus under “Sales charge reductions and waivers” or pages 94 to 98 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50	—	—
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee[1]	0.59	0.59	0.59
Distribution and service (12b-1) fees	0.25	1.00	1.00
Other expenses[2]	0.28	0.28	0.28
Total annual fund operating expenses	1.12	1.87	1.87
Contractual expense reimbursement[3]	-0.14[4]	-0.06	-0.06
Total annual fund operating expenses after expense reimbursements	0.98	1.81	1.81

1	“Management fee” has been restated to reflect the new management fee rate effective April 1, 2012.
2	“Other expenses” have been restated to reflect current transfer agency and service fees.
3	The adviser has contractually agreed to limit the maximum annual management fee rate to 0.53% of the fund’s average daily net assets. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.
4	The adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C
Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	545	545	684	184	284	184
3 Years	777	777	882	582	582	582
5 Years	1,026	1,026	1,205	1,005	1,005	1,005
10 Years	1,740	1,740	1,990	1,990	2,186	2,186

In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified by the following:

Effective as of April 1, 2012, the fund pays the adviser a management fee stated as an annual percentage of the fund’s current value of net assets determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets	Annual Rate
First $300 million	0.625%
Next $700 million	0.450%
Excess over $1 billion	0.430%

         You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.